SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2014

Strategic Environmental & Energy Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-54987	02-0565834
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

7801 Brighton Road, Commerce City, Colorado 80022
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-295-6297

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Michael J. Readey as Executive Vice President

Effective January 30, 2014, Mr. Michael J. Readey has been appointed as Executive Vice President of Strategic Environmental & Energy Resources, Inc ("SEER"). Mr. Readey brings to SEER more than 25 years of experience in technology development, product engineering, business development and management in both Fortune 500 and entrepreneurial settings.

Resignation of John Jenkins as Executive Vice President

Effective January 30, 2014 Mr. John Jenkins resigned as Executive Vice President of SEER in order to focus on his role as President of SEER’s MV Technologies subsidiary.

Item 8.01:	Other Events.

Press Release

On January 30, 2014, the Company issued a press release, attached hereto as Exhibit 99.1.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1 Press Release dated January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Environmental & Energy Resources, Inc

Date: January 30, 2014

By:	/s/ J John Combs III
Name:	J John Combs III
Title:	Chief Executive Officer